                                 Exhibit 10.1

Headlands Mortgage                                  SERVICING CERTIFICATE

==================================================================================================================================
Revolving Home Equity Loan         LIBOR:                           5.40625%  Current Collection Period:         10/01/99-10/30/99

Asset-Backed Notes                 Margin A-1:                      0.35500%  P&S Agreement Date:                           9/1/99

Series 1999-1                      Class A-1  Note Rate:            5.76125%  Original Closing Date:                       9/29/99
                                   Class A-2  Note Rate:            5.80625%  Distribution Date:                          11/15/99
                                   Margin A-2:                      0.40000%  Record Date:                                11/14/99
                                   Interest Period 10/15/99
                                   thru 11/14/99:                        31   Pool Factor:                              98.3624739%
                                   Servicing Fee Rate:              0.50000%  Initial Class A-1 O/C Amt:              1,600,227.33
                                   Class A-1 Premium Fee Rate:      0.18000%  Initial Class A-2 O/C Amt:                431,934.61
                                   Class A-2 Premium Fee Rate:      0.18000%
                                                                              Class A-1 O/C Amt as of Pmt Date:       2,349,572.79
                                   Trustee Fee:                     0.00750%  Class A-2 O/C Amt as of Pmt Date:         579,559.87
                                   Class A-1 Weighted Avg Loan      9.34912%
                                   Rate:
                                   Class A-2 Weighted Avg Loan      9.00932%
                                   Rate:

                                   Total Management Fee            1,000.00
     =============================================================================================================================

BALANCES
     Beginning Class A-1 Pool Balance                                                                               214,083,591.26
     Beginning Class A-2 Pool Balance                                                                                56,084,837.65


     Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                                            211,352,738.09
     Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                                             55,575,719.62

     Class A-1 Overcollateralization Amount to Fill                                                                   5,115,690.17
     Class A-2 Overcollateralization Amount to Fill                                                                   1,432,027.84

     Ending Class A-1 Pool Balance                                                                                  214,788,355.81
     Ending Class A-2 Pool Balance                                                                                    53,970299.55


     Ending Class A-1 Note Balance -- CUSIP 422093AK0                                                               210,943,654.54
     Ending Class A-2 Note Balance -- CUSIP 422093AL8                                                                53,390,739.68

     Additional Balances  Class A-1                                                                                   6,848,457.29
     Additional Balances  Class A-2                                                                                     456,927.74

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                        0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                     0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                         0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                      0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                                0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                              0.00
     Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                          0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                        0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                 0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                               0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                          0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                        0.00
     Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                      1,495,128.48

     Beginning Loan Count                                                                                                    6,297
     Ending Loan Count                                                                                                       6,212

COLLECTION AMOUNTS Class A-1
1    Aggregate of All Mortgage Collections (Gross)                                                                      7,724,326.47
2    Total Mortgage Interest Collections (Gross)                                                                        1,580,633.73
     Servicing Fees (current collection period)                                                                            89,201.50
     Deferred Interest Transfer (DI)                                                                                            0.00
  3a   Mortgage Principal Collections                                                                                   6,143,692.74
  3b   Pre-Funded Balance                                                                                                       0.00
  3c   Net Liquidation Proceeds                                                                                                 0.00
3    Total Mortgage Principal Collections                                                                               6,143,692.74

     Aggregate of Transfer Deposits                                                                                             0.00

     Investor Loss Amount                                                                                                       0.00
     Aggregate Investor Loss Reduction Amount                                                                                   0.00

COLLECTION AMOUNTS Class A-2
 1  Aggregate of All Mortgage Collections (Gross)                                                                       2,959,203.57
 2  Total Mortgage Interest Collections (Gross)                                                                           387,737.73
    Servicing Fees (current collection period)                                                                             23,368.68
    Deferred Interest Transfer (DI)                                                                                             0.00
  3a  Mortgage Principal Collections                                                                                    2,571,465.84
  3b  Pre-Funded Balance                                                                                                        0.00
  3c  Net Liquidation Proceeds                                                                                                  0.00
 3  Total Mortgage Principal Collections                                                                                2,571,465.84

    Aggregate of Transfer Deposits                                                                                              0.00

    Investor Loss Amount                                                                                                        0.00
    Aggregate Investor Loss Reduction Amount                                                                                    0.00

TOTAL COLLECTION AMOUNT
 1   Aggregate of All Mortgage Collections (Gross)                                                                     10,683,530.04
 2   Total Mortgage Interest Collections (Gross)                                                                        1,968,371.46
     Servicing Fees (current collection period)                                                                           112,570.18
     Deferred Interest Transfer (DI)                                                                                            0.00
  3a   Mortgage Principal Collections                                                                                   8,715,158.58
  3b   Insurance Proceeds                                                                                                       0.00
  3c   Net Liquidation Proceeds                                                                                                 0.00
 3   Total Mortgage Principal Collections                                                                               8,715,158.58
     Aggregate of Transfer Deposits                                                                                             0.00
     Investor Loss Amount                                                                                                       0.00
     Aggregate Investor Loss Reduction Amount                                                                                   0.00


     Class A-1 Net Interest Collection                                                                                  1,491,432.23
     Class A-2 Net Interest Collection                                                                                    364,369.05


DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note   Interest 8.6 (d)(iv)                                                                              1,048,537.08
     Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                                                 0.00
     Class A-1 Note   Reserve Fund Amount                                                                                       0.00
     Investor Loss Amount                                                                                                       0.00
     Previous Investor Loss Amount                                                                                              0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           31,702.91
     Credit Enhancer Reimbursement                                                                                              0.00
     Accelerated Principal Distribution Amount                                                                            409,083.55
     Spread Account Deposit                                                                                                     0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                       1,320.95
     Management Fee 8.6 (d)(iii)                                                                                              787.74
     Payment to Servicer                                                                                                        0.00

     Deferred Interest                                                                                                          0.00
     Remaining Amount to Transferor                                                                                             0.00
     Total Certificate holders Distribution Allocable to Interest                                                       1,491,432.23


     Maximum Principal Payment                                                                                                  0.00
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)
     8.6(d)(v)                                                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                            409,083.55
     Loan Loss                                                                                                                  0.00
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                                                         409,083.55


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note Interest 8.6 (d)(iv)                                                                                  277,868.95
     Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                                   0.00
     Class A-2 Note Reserve Fund Amount                                                                                         0.00
     Investor Loss Amount                                                                                                       0.00
     Previous Investor Loss Amount                                                                                              0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                            8,336.36
     Credit Enhancer Reimbursement                                                                                              0.00
     Accelerated Principal Distribution Amount                                                                             70,441.84
     Spread Account Deposit                                                                                                     0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                         347.35
     Management Fee 8.6 (d)(iii)                                                                                              212.26
     Payment to Servicer                                                                                                        0.00
     Deferred Interest                                                                                                          0.00
     Remaining Amount to Transferor                                                                                             0.00
     Total Certificateholders Distribution Allocable to Interest                                                          357,206.76


     Maximum Principal Payment                                                                                          2,114,538.10
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C Redctin Amt)
     8.6(d)(v)                                                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                             70,441.84
     Loan Loss                                                                                                                  0.00
     Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                                                       2,184,979.94



TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest 8.6 (d)(iv)                                                                                  1,326,406.03
     Class A Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                                            0.00
     Class A Note  Reserve Fund Amount                                                                                          0.00
     Investor Loss Amount 5.01(iii)                                                                                             0.00
     Previous Investor Loss Amount 5.01(iv)                                                                                     0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           40,039.27
     Credit Enhancer Reimbursement 5.01(vi)                                                                                     0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                  479,525.39
     Spread Account Deposit 5.01(viii)                                                                                          0.00
     Indenture  Trustee Fee 8.6 (d)(i)                                                                                      1,668.30
     Management Fee 8.6 (d)(iii)                                                                                            1,000.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                              0.00
     Deferred Interest 5.01 (xi)                                                                                                0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                  0.00
     Total Certificateholders Distribution Allocable to Interest                                                        1,848,638.99

      Maximum Principal Payment                                                                2,114,538.10
      Scheduled Principal Collection Payment                                                           0.00
      Accelerated Principal Distribution Amount                                                  479,525.39
      Loan Loss                                                                                        0.00
      Overcollateralization Deficit 8.6 (d)(vi)                                                        0.00
      Total Certificateholders Distribution Allocable to Principal                             2,594,063.49


LOSSES/RETRANSFERS
      Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                       0.00
      Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                       0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                       0.00
      Investor Loss Reduction Amount (From Previous Distributions)                                     0.00


DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                              4.9531023
      Interest Distribution Amount                                                                4.9531023
      Unpaid Note Interest Shortfall Included in Current Distribution                             0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                             1.9324378
      Maximum Principal Payment                                                                   0.0000000
      Scheduled Principal Collections Payment                                                     0.0000000
      Loan Loss                                                                                   0.0000000
      Accelerated Principal Distribution Amount                                                   1.9324378


Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                              4.8713045
      Interest Distribution Amount                                                                4.8713045
      Unpaid Note Interest Shortfall Included in Current Distribution                             0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000


      Total Class A-2 Note Distribution Amount Allocable to Principal                            38.3047568
      Maximum Principal Payment                                                                  37.0698450
      Scheduled Principal Collections Payment                                                     0.0000000
      Loan Loss                                                                                   0.0000000
      Accelerated Principal Distribution Amount                                                   1.2349118



      Total Interest Amount Distributed to Class A Certificateholder                              9.8244067
      Total Principal Amount Distributed to Class A Certificateholder                            40.2371946

      Credit Enhancement Draw Amount                                                                   0.00

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                       75
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                       2,717,358.07
      Number of Mortgages 60 to 89 Days Delinquent                                                        5
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                         235,193.49
      Number of Mortgages 90 to 179 Days Delinquent                                                       2
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                         74,341.59

      Number of Mortgages 180 or more Days Delinquent                                                     0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                            0.00
      Number of Mortgage Loans in Foreclosure                                                             0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                        0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                        7
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                       1,433,535.39
      Number of Mortgages 60 to 89 Days Delinquent                                                        0
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                               0.00
      Number of Mortgages 90 to 179 Days Delinquent                                                       0
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                              0.00
      Number of Mortgages 180 or more Days Delinquent                                                     0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                            0.00
      Number of Mortgage Loans in Foreclosure                                                             0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                        0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00


TOTAL DELINQUENCIES/FORECLOSURES

      Number of Mortgages 30 to 59 Days Delinquent                                                       82
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                       4,150,893.46
      Number of Mortgages 60 to 89 Days Delinquent                                                        5
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                         235,193.49
      Number of Mortgages 90 to 179 Days Delinquent                                                       2
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                         74,341.59
      Number of Mortgages 180 or more Days Delinquent                                                     0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                            0.00
      Number of Mortgage Loans in Foreclosure                                                             0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                        0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

===========================================================================================================


RESERVE FUND ACTIVITY

      Class A-1 Reserve Fund Beginning Balance                                                         0.00
      Class A-1 Reserve Fund Deposit/Withdrawal                                                        0.00
      Class A-1 Reserve Fund Ending Balance                                                            0.00

      Class A-2 Reserve Fund Beginning Balance                                                         0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                                        0.00
      Class A-2 Reserve Fund Ending Balance                                                            0.00


      OFFICER'S CERTIFICATE
      All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.

      ------------------------------------------------
      A Servicing Officer Teri Martine

-----------------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                          STATEMENT TO NOTEHOLDERS
===================================================================================================================================
Revolving Home Equity Loan    LIBOR:                                5.40625%  Current Collection Period:  10/01/99-10/30/99
Asset-Backed Notes            Margin:                               0.35500%  P&S Agreement Date:                    9/1/99
Series 1999-1                 Class A-1  Note Rate:                 5.76125%  Original Closing Date:                9/29/99
                              Class A-2  Note Rate:                 5.80625%  Distribution Date:                   11/15/99
                                                                              Record Date:                         11/14/99
                              Interest Period 10/15/99 thru
                              11/14/99:                                  31   Pool Factor:                       98.3624739%

===================================================================================================================================

            BALANCES
            Beginning HELOC Pool Balance                                                                             214,083,591.26
            Beginning Second Lien Pool Balance                                                                        56,084,837.65


            Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                                      211,352,738.09
            Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                                       55,575,719.62


            Ending Class A-1 Pool Balance                                                                            214,788,355.81
            Ending Class A-2 Pool Balance                                                                             53,970,299.55

            Ending Class A-1 Note Balance -- CUSIP 422093AK0                                                         210,943,654.54
            Ending Class A-2 Note Balance -- CUSIP 422093AL8                                                          53,390,739.68

            Additional Balances Class A-1                                                                              6,848,457.29
            Additional Balances Class A-2                                                                                456,927.74

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                  0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                               0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                   0
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                0.00
            Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                          0
            Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                        0.00
            Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                    0
            Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                  0.00
            Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                           0
            Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                         0.00
            Cumulative Number of ALL Subsequent Mortgage Loans                                                                    0
            Cumulative Subsequent Mortgage Loan Asset Balance                                                                  0.00
            Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                1,495,128.48

            Beginning Loan Count                                                                                              6,297
            Ending Loan Count                                                                                                 6,212


COLLECTION AMOUNTS Class A-1
            Aggregate of All Mortgage Collections                                                                      7,635,124.97
            Total Mortgage Interest Collections                                                                        1,580,633.73
            Servicing Fees (current collection period)                                                                   (89,201.50)
              Mortgage Principal Collections                                                                           6,143,692.74
              Pre-Funded Balance                                                                                               0.00
                                                                                                                               0.00
            Total Mortgage Principal Collections                                                                       6,143,692.74

COLLECTION AMOUNTS Class A-2
        Aggregate of All Mortgage Collections                                                2,935,834.89
        Total Mortgage Interest Collections                                                    387,737.73
        Servicing Fees (current collection period)                                             (23,368.68)
          Mortgage Principal Collections                                                     2,571,465.84
          Pre-Funded Balance                                                                         0.00
                                                                                                     0.00
        Total Mortgage Principal Collections                                                 2,571,465.84



TOTAL COLLECTION AMOUNT
        Aggregate of All Mortgage Collections                                               10,683,530.04
        Total Mortgage Interest Collections                                                  1,968,371.46
          Mortgage Principal Collections                                                     8,715,158.58
          Pre-Funded Balance                                                                         0.00

        Total Mortgage Principal Collections                                                 8,715,158.58


DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note Interest                                                              1,048,537.08
        Class A-1 Note Unpaid Interest Shortfall (current cycle)                                     0.00
        Class A-1 Note Reserve Fund Amount                                                           0.00

        Maximum Principal Payment                                                                    0.00
        Scheduled Principal Collection                                                               0.00
        Accelerated Principal Distribution Amount                                              409,083.55
        Loan Loss                                                                                    0.00
        Class A-1 Overcollateralization Deficit                                                      0.00
        Total Certificateholders Distribution Allocable to Principal                           409,083.55

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note Interest                                                                277,868.95
        Class A-2 Note Unpaid Interest Shortfall (current cycle)                                     0.00
        Class A-2 Note Reserve Fund Amount                                                           0.00

        Maximum Principal Payment                                                            2,114,538.10
        Scheduled Principal Collection                                                               0.00
        Accelerated Principal Distribution Amount                                               70,441.84
        Loan Loss                                                                                    0.00
        Class A-2 Overcollateralization Deficit                                                      0.00
        Total Certificateholders Distribution Allocable to Principal                         2,184,979.94

TOTAL DISTRIBUTION AMOUNT
        Class A Note Interest                                                                1,326,406.03
        Class A Note Unpaid Interest Shortfall (current cycle)                                       0.00
        Class A Note Reserve Fund Amount                                                             0.00

        Maximum Principal Payment                                                            2,114,538.10
        Scheduled Principal Collection Payment                                                       0.00
        Accelerated Principal Distribution Amount                                              479,525.39
        Overcollateralization Deficit                                                                0.00
        Total Certificateholders Distribution Allocable to Principal                         2,594,063.49

LOSSES/RETRANSFERS

        Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                  0.00
        Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                  0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                   0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                 0.00


DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                          4.9531023
        Interest Distribution Amount                                                            4.9531023
        Unpaid Note Interest Shortfall Included in Current Distribution                         0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)         0.0000000


        Total Class A-1 Note Distribution Amount Allocable to Principal                         1.9324378
        Maximum Principal Payment                                                               0.0000000
        Scheduled Principal Collections Payment                                                 0.0000000
        Loan Loss                                                                               0.0000000
        Accelerated  Principal Distribution Amount                                              1.9324378

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                          4.8713045
        Interest Distribution Amount                                                            4.8713045
        Unpaid Note Interest Shortfall Included in Current Distribution                         0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)         0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                        38.3047568
        Maximum Principal Payment                                                              37.0698450
        Scheduled Principal Collections Payment                                                 0.0000000
        Loan Loss                                                                               0.0000000
        Accelerated Principal Distribution Amount                                               1.2349118

        Total Interest Amount Distributed to Class A Certificateholder                          9.8244067
        Total Principal Amount Distributed to Class A Certificateholder                        40.2371946

        Credit Enhancement Draw Amount                                                               0.00

DELINQUENCIES/FORECLOSURES
Class A-1
        Number of Mortgages 31 to 60 Days Delinquent                                                   75
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                   2,717,358.07
        Number of Mortgages 61 to 90 Days Delinquent                                                    5
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                     235,193.49
        Number of Mortgages 91 to 180 or more Days Delinquent                                           2
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent             74,341.59
        Number of Mortgages 181 or more Days Delinquent                                                 0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                        0.00
        Number of Mortgage Loans in Foreclosure                                                         0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                        0.00

 Class A-2
        Number of Mortgages 31 to 60 Days Delinquent                                                    7
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                   1,433,535.39
        Number of Mortgages 61 to 90 Days Delinquent                                                    0

        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                              -
        Number of Mortgages 91 to 180 or more Days Delinquent                                           0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  0.00
        Number of Mortgages 181 or more Days Delinquent                                                 0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                        0.00
        Number of Mortgage Loans in Foreclosure                                                         0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                        0.00

TOTAL DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                                   82
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                   4,150,893.46
        Number of Mortgages 61 to 90 Days Delinquent                                                    5
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                     235,193.49
        Number of Mortgages 91 to 180 or more Days Delinquent                                           2
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent             74,341.59
        Number of Mortgages 181 or more Days Delinquent                                                 0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                        0.00
        Number of Mortgage Loans in Foreclosure                                                         0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                        0.00

=========================================================================================================

        Class A-1 Note Rate For Next Distribution     LIBOR                    5.42750%           5.78250%


RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund  Beginning Balance                                                    0.00
        Class A-1 Reserve Fund  Deposit/Withdrawal                                                   0.00
        Class A-1 Reserve Fund  Ending Balance                                                       0.00


        Class A-2 Reserve Fund  Beginning Balance                                                    0.00
        Class A-2 Reserve Fund  Deposit/Withdrawal                                                   0.00
        Class A-2 Reserve Fund  Ending Balance                                                       0.00